Exhibit 4(a)

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                        CONSTELLATION ENERGY GROUP, INC.

                                       AND

                              THE BANK OF NEW YORK

                                     Trustee

                                   __________


                                    INDENTURE


                           Dated as of March 24, 1999



                                   __________

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                               TABLE OF CONTENTS *
                                                                Page

PARTIES  ..............................................      1

RECITALS ..............................................      1

  Purpose of Indenture .................................     1

  Compliance with Legal Requirements ...................     1

                                   ARTICLE ONE
                                   DEFINITIONS

SECTION 1.01.  Definitions .............................      2
               Board of Directors ......................      2
               Board Resolution .......................       2
               Business Day ............................      2
               Corporation .............................      2
               Depositary ..............................      3
               Discounted Security .....................      3
               Event of Default ........................      3
               Federal Bankruptcy Code .................      3
               Indenture ...............................      3
               Officers' Certificate ...................      3
               Opinion of Counsel ......................      3
               Outstanding .............................      3
               Principal Office of the Trustee .........      4
               Prospectus Supplement ...................      4
               Responsible Officer .....................      4
               Security or Securities ..................      5
               Securityholder...........................      5
               Series ..................................      5
               Trustee .................................      5
               Trust Indenture Act of 1939 .............      5
               Yield to Maturity .......................      5


                                   ARTICLE TWO
                                 THE SECURITIES


SECTION 2.01.  Forms of Securities .....................      5
SECTION 2.02.  Authentication Agent and Form of
               Certificate of Authentication .........        6
SECTION 2.03.  Global Securities .......................      7

                                    _______

* This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

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                                ARTICLE THREE

                 ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND
                             EXCHANGE OF SECURITIES

SECTION 3.01.     Title, Amount and Terms of Securities ....   7
SECTION 3.02.     Denominations, Dates, Interest Payment and
                  Record Dates, and Place of Payment .....     9
SECTION 3.03.     Execution of Securities .................   10
SECTION 3.04.     Exchange and Registration of Transfer of
                  Securities .............................    10
SECTION 3.05.     Mutilated, Destroyed, Lost or Stolen
                  Securities .............................    12
SECTION 3.06.     Temporary Securities ...................    13
SECTION 3.07.     Cancellation of Securities Paid, etc. ..    14
SECTION 3.08.     Cusip Numbers...........................    14

                                  ARTICLE FOUR
                            REDEMPTION OF SECURITIES

SECTION 4.01.     Applicability of This Article ............  14
SECTION 4.02.     Election to Redeem; Notice to Trustee ....  15
SECTION 4.03.     Selection of Securities to be Redeemed ...  15
SECTION 4.04.     Notice of Redemption .....................  15
SECTION 4.05.     Deposit of Redemption Price ..............  16
SECTION 4.06.     Payment of Securities Called for Redemp-
                  tion ..................................     16
SECTION 4.07      Delegation of Duties by Trustee ..........  17

                                  ARTICLE FIVE
                     PARTICULAR COVENANTS OF THE CORPORATION

SECTION 5.01.     To Pay Principal (and Premium, if any) and
                  Interest ...............................    17
SECTION 5.02.     To Maintain Office or Agency .............  17
SECTION 5.03.     To Fill a Vacancy in the Office of Trustee  18
SECTION 5.04. Appointment of Paying Agents; Money for Security Payments to be Set Aside in
                  Trust; Transfer of Moneys Held by Paying
                  Agents .................................    18
SECTION 5.05.     Maintenance of Corporate Existence, Rights
                  and Franchises .........................    19
SECTION 5.06.     Certificate as to No Default ............   19
SECTION 5.07.     Calculation of Original Issue Discount...   20

                                   ARTICLE SIX
              SECURITYHOLDERS LISTS AND REPORTS BY THE CORPORATION
                                 AND THE TRUSTEE

SECTION 6.01.     Securityholders Lists ..................... 20
SECTION 6.02.     Intentionally Omitted ..................... 20
SECTION 6.03.     Reports by the Corporation ................ 20
SECTION 6.04.     Reports by the Trustee .................... 21

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                                  ARTICLE SEVEN
                 EVENTS OF DEFAULT; REMEDIES OF THE TRUSTEE AND
                                 SECURITYHOLDERS

SECTION 7.01.     Events of Default; Remedies ..............   23
SECTION 7.02.     Payment of Securities on Default; Suit
                  Therefor ...............................     25
SECTION 7.03.     Application of Moneys Collected by Trustee   27
SECTION 7.04.     Proceedings by Securityholders ...........   28
SECTION 7.05.     Proceedings by Trustee ...................   28
SECTION 7.06.     Remedies Cumulative and Continuing .......   28
SECTION 7.07.     Direction of Proceedings and Waiver
                  Defaults by Majority of Securityholders      29
SECTION 7.08.     Notice of Defaults .......................   29
SECTION 7.09.     Undertaking to Pay Costs .................   30

                                  ARTICLE EIGHT
                             CONCERNING THE TRUSTEE



SECTION 8.01.     Duties and Responsibilities of Trustee ..    30
SECTION 8.02.     Reliance on Documents, Opinions, etc. ...    32
SECTION 8.03.     No Responsibility for Recitals, etc. ....    33
SECTION 8.04.     Trustee, Paying Agent or Registrar May
                  Own Securities ........................      33
SECTION 8.05.     Moneys to Be Held in Trust ..............    34
SECTION 8.06.     Compensation and Expenses of Trustee ....    34
SECTION 8.07.     Officers' Certificate as Evidence .......    34
SECTION 8.08.     Conflicting Interest of Trustee .........    35
SECTION 8.09.     Eligibility of Trustee ..................    35
SECTION 8.10.     Resignation or Removal of Trustee .......    35
SECTION 8.11.     Acceptance by Successor Trustee .........    37
SECTION 8.12.     Succession by Merger, etc. ..............    38
SECTION 8.13.     Trustee's Application for Instructions ..    39

                                  ARTICLE NINE
                         CONCERNING THE SECURITYHOLDERS

SECTION 9.01.     Action by Securityholders ...............    39
SECTION 9.02.     Proof of Execution by Securityholders ...    39
SECTION 9.03.     Who Are Deemed Absolute Owners ..........    40
SECTION 9.04.     Corporation-Owned Securities Disregarded     40
SECTION 9.05.     Revocation of Consents; Future Holders
                  Bound .................................      41

                                   ARTICLE TEN
                            SECURITYHOLDERS MEETINGS



SECTION 10.01.    Purpose of Meetings       .................  41
SECTION 10.02.    Call of Meetings by Trustee ..............   41
SECTION 10.03.    Call of Meeting by Corporation
                  Securityholders ..........................   42

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SECTION 10.04.    Qualifications for Voting ................   42
SECTION 10.05.    Regulations ..............................   42
SECTION 10.06.    Voting ...................................   43
SECTION 10.07.    Written Consent in Lieu of Meeting .......   43

                                 ARTICLE ELEVEN
                             SUPPLEMENTAL INDENTURES

SECTION 11.01.    Supplemental Indentures Without Consent
                  of Securityholders .......................   44
SECTION 11.02.    Supplemental Indentures With Consent
                  of Securityholders ......................    45
SECTION 11.03.    Compliance with Trust Indenture Act;
                  Effect of Supplemental Indenture ........    46
SECTION 11.04.    Notation on Securities ...................   46
SECTION 11.05.    Evidence of Compliance of Supplemental
                  Indenture to Be Furnished Trustee .......    47

                                 ARTICLE TWELVE
                         CONSOLIDATION, MERGER AND SALE

SECTION 12.01.    Corporation May Consolidate, etc., on
                  Certain Terms ...........................    47
SECTION 12.02.    Successor Corporation to Be Substituted ..   47
SECTION 12.03.    Opinion of Counsel to Be Given to Trustee... 48

                                ARTICLE THIRTEEN
                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 13.01.    Discharge of Indenture ...................   48
SECTION 13.02.    Deposited Moneys to Be Held in Trust
                  by Trustee ..............................    49
SECTION 13.03.    Paying Agent to Repay Moneys Held ........   49
SECTION 13.04.    Return of Unclaimed Moneys ...............   49

                                ARTICLE FOURTEEN
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS


SECTION 14.01.    Indenture and Securities Solely Corporate
                  Obligations .............................    50

                                 ARTICLE FIFTEEN
                                  SINKING FUNDS

SECTION 15.01.    General ..................................   50
SECTION 15.02.    Satisfaction of Sinking Fund Payments
                  with Securities .........................    50
SECTION 15.03.    Redemption of Securities for Sinking
                  Fund ....................................    51

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                                 ARTICLE SIXTEEN
                            MISCELLANEOUS PROVISIONS

SECTION 16.01.    Provisions Binding on Corporation's
                            Successors .....................   51
SECTION 16.02.    Official Acts by Successor Corporation ...   51
SECTION 16.03.    Addresses for Notices, etc. ..............   51
SECTION 16.04.    Maryland Contract ........................   52
SECTION 16.05.    Evidence of Compliance with Conditions
                            Precedent ......................   52
SECTION 16.06.    Legal Holidays ...........................   52
SECTION 16.07.    Trust Indenture Act to Control ...........   53
SECTION 16.08.    Table of Contents, Headings, etc. ........   53
SECTION 16.09.    Execution in Counterparts ................   53
TESTIMONIUM .............................................      54
SIGNATURES  .............................................      54

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     THIS  INDENTURE,  dated as of March 24, 1999 between  CONSTELLATION  ENERGY
GROUP, INC. a corporation duly organized and existing under the laws of the State of Maryland (hereinafter sometimes called the "Corporation"), and THE BANK OF NEW YORK, as Trustee, a New York banking corporation duly organized and existing under the laws of the State of New York (hereinafter sometimes called the "Trustee").

                                   WITNESSETH:

     WHEREAS, for its lawful corporate purposes, the Corporation has duly authorized the issue of its unsecured debt securities from time to time in series (all such series of debt securities are herein collectively called the "Securities"), unlimited as to principal amount and, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Corporation has duly authorized the execution and delivery of this Indenture; and

     WHEREAS, all acts and things necessary to constitute these presents a valid agreement according to its terms have been done and performed, and the execution and delivery of this Indenture have in all respects been duly authorized, and the Corporation proposes to do all acts and things necessary to make the Securities, when executed by the Corporation and authenticated and delivered by the Trustee, as in this Indenture provided, and issued, the valid, binding and legal obligations of the Corporation;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That in order to declare the terms and conditions upon which the Securities are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Securities by the holders thereof, the Corporation covenants and agrees with the Trustee for the equal and proportionate benefit, except as otherwise expressly provided in this Indenture, of the respective holders from time to time of the Securities as follows:

                                  ARTICLE ONE
                                   DEFINITIONS

     SECTION 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or which are by reference therein defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed.

Board of Directors:
     The term "Board of Directors" shall mean the Board of Directors of the Corporation or any duly authorized committee of such Board of Directors or any directors or officers of the Corporation to whom such Board of Directors or such committee shall have duly delegated its authority to act hereunder.

Board  Resolution:
     The term "Board Resolution" shall mean a resolution of the Board of Directors or of any duly authorized committee of the Board of Directors or the written declaration of any director or officer of the Corporation to whom the Board of Directors or such committee shall have duly delegated its authority to act with respect to the matter covered by such declaration, a copy of which has been certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors, such committee, or such director or officer, as the case may be, and to be in full force and effect on the date of such certification, which certification shall, in the case of any action taken by any such duly authorized committee, director or officer, include a copy of the resolution or resolutions of the Board of Directors, and/or committee thereof, establishing the authority of the committee, director or officer with respect to the action taken.

Business  Day:
     The term "business day" shall mean any day which is not a Saturday or Sunday or a day on which banking institutions in the City of New York or the State of Maryland are authorized or required by law or executive order to be closed.

Corporation:
     The term "Corporation" shall mean CONSTELLATION ENERGY GROUP, INC. a Maryland corporation, and subject to the provisions of Article Twelve shall include its successors and assigns.

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Depositary:
     The term "Depositary" shall mean, with respect to the Securities of any series issuable or issued in global form, the person designated pursuant to
Section 3.01(10) as the Depositary with respect thereto or any successor appointed pursuant to Section 3.04 of the Indenture.

Discounted Security:
     The term "Discounted Security" shall mean any Security which provides for an amount (excluding any amounts attributable to accrued but unpaid interest thereon) less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 7.01.

Event of Default:
         The term "Event of Default" shall mean any event specified in Section 7.O1, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

Federal Bankruptcy Code:
         The term "Federal Bankruptcy Code" shall mean Title 11 of the United States Code.

Indenture:
         The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented, as so amended or supplemented, and shall include the form of each particular series of Securities established as provided in
Section 2.01.

0fficers' Certificate:
         The term "Officers' Certificate", when used with respect to the Corpor-ation, shall mean a certificate signed by the Chairman of the Board, Chief Executive Officer, Vice Chairman, President or a Vice President of the Corporation and the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Corporation. Each such certificate shall include the statements provided for in Section 16.05 if and to the extent required by the provisions of such Section.

Opinion of Counsel:
         The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel who may be an employee of the Corporation or other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 16.05 if and to the extent required by the provisions of such Section.

Outstanding:
         The term "outstanding", when used with reference to Securities, shall, subject to the provisions of Section 9.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except:

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               (a) Securities  theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (b) Securities or portions thereof, for the payment of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Corporation) or shall have been set aside and segregated in trust by the Corporation (if the Corporation shall act as its own paying agent); and

               (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 3.05, or which shall have been paid, unless proof satisfactory to the Trustee is presented that any such Securities are held by any person in whose hands any of such Securities is a legal, valid and binding obligation of the Corporation.

In determining whether the holders of the requisite principal amount of outstan-ding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of a Discounted Security shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 7.01.

Principal Office of the Trustee:
         The term "Principal Office of the Trustee" or any other similar term shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at 101 Barclay Street, Floor 21 West, New York, New York 10286; Attention: Corporate Trust Administration.

Prospectus:
         The term "Prospectus" shall mean a prospectus, filed by the Corporation with the Securities and Exchange Commission pursuant to Rule 424(b) or (c) promulgated under the Securities Act of 1933, as amended, which sets forth the terms of the Securities described therein.

Responsible Officer:
         The term "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust office or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

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Security or Securities:
         The term "Security" or "Securities" shall mean any debt security or debt securities, as the case may be, authenticated and delivered under this Indenture in temporary or permanent form and global or definitive form.

Securityholder:
         The terms "Securityholder" or "holder of Securities" or other similar terms, shall mean any person in whose name at the time a particular Security is registered on the books of the Corporation kept for that purpose in accordance with the terms hereof.

Series:
         The term "series" when used with respect to the Securities shall mean all Securities described in a Board Resolution as being part of any particular series.

Trustee:
         The term "Trustee" shall mean THE BANK OF NEW YORK until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Trustee which is then a Trustee hereunder, and if at any time there is more than one such Trustee, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

Trust Indenture Act of 1939:
         The term "Trust Indenture Act of 1939" shall mean the Trust Indenture Act of 1939 as it was in force at the date of execution of this Indenture, except as provided in Section 11.03.

Yield to Maturity:
         The term "Yield to Maturity", when used with respect to any Discounted Security shall mean the yield to maturity, if any, set forth in the Prospectus relating thereto, which shall be equal to the yield to maturity, if any, set forth on the face of such Security.

                                   ARTICLE TWO
                                 THE SECURITIES

         SECTION 2.01. Forms of Securities. The Securities shall be in such form or forms as shall be established by or pursuant to a Board Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of

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identification  and such legends or endorsements  imprinted  thereon as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval).

         Prior to the delivery of a Security in any such form to the Trustee for authentication, the Corporation shall deliver to the Trustee the following:

                    (1) a  written  order  of  the  Corporation  requesting  the
               Trustee's authentication and delivery of the Securities;

                    (2) the Board  Resolution  by or pursuant to which such form of Security has been approved, and, if a form of security is to be approved by officer action pursuant to a Board Resolution, an Officers' Certificate describing the action taken;

                    (3) an Officers' Certificate dated the date such certificate is delivered to the Trustee, stating that all conditions precedent provided for in this Indenture relating to the authentication and delivery of Securities in such form have been complied with; and

                    (4) an Opinion of Counsel  stating that  Securities  in such form when completed by appropriate insertions and executed and delivered by the Corporation to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture within the authorization as to aggregate principal amount established from time to time by the Board of Directors, and sold in the manner specified in such Opinion of Counsel, will be the legal, valid and binding obligations of the Corporation entitled to the benefits of this Indenture, subject to applicable bankruptcy, reorganization, insolvency and other similar laws generally affecting creditors' rights, to general equitable principles and to such other qualifications as, such counsel shall conclude do not materially affect the rights of holders of such Securities.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or otherwise in any manner as determined by the officers executing the same (execution thereof to be conclusive evidence of such approval).

     SECTION 2.02. Authentication Agent and Form of Certificate of Authentication. The Corporation hereby appoints the Trustee as an authentication agent for the Securities. The Corporation may designate one or more additional authentication agent(s)for all of the Securities or for one or more series of the Securities; provided that the Trustee must consent in writing to such designation.

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     The following shall be the form of Certificate of  Authentication  provided by the Trustee or any authentication agent. This is one of the Securities of the series designated herein issued under the Indenture described herein.

                                                   THE BANK OF NEW YORK



                                                   By _________________________
                                                        Authorized Signatory

                                                        Dated:

     Section 2.03. Global Securities. If the Corporation shall establish pursuant to Section 3.01(10) that the Securities of all or part of a series are to be issued in whole or in part in the form of a global Security, such global Security shall be registered in the name of the Depositary for such global Security or the nominee of such Depositary and shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions.

                                  ARTICLE THREE
                 ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND
                             EXCHANGE OF SECURITIES

     SECTION 3.01. Title, Amount and Terms of Securities. The aggregate principal amount of Securities which may be authenticated and delivered and Outstanding under this Indenture is not limited. The Securities may be issued in an aggregate principal amount up to the aggregate principal amount of Securities from time to time authorized by or pursuant to a Board Resolution.

     The Securities may be issued in one or more series, the terms of each of which shall be determined in or pursuant to a Board Resolution. With respect to each series of Securities, the following terms shall be specified in the Board Resolution relating thereto, or in an Officers' Certificate detailing any actions taken pursuant to the Board Resolutions relating thereto:

                    (1) the title of the Securities (including cusip numbers) of that series (which shall distinguish the Securities of that series from Securities of all other series);

                    (2) any limit  upon the  aggregate  principal  amount of the
               Securities of that series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series pursuant to Section 3.04, 3.05, 3.06, 4.06 or 11.04);

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


                    (3) the date or dates on which the principal of the Securities of that series is payable;

                    (4) the rate or rates, or the method to be used in establishing the rate or rates, at which the Securities of that series shall bear interest (if any), the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable, the record date for the interest payable on any interest payment date and any other terms of payment of interest on the Securities of that series;

                    (5) if other than as provided in this  Indenture,  the place or places where the principal of (and premium, if any) and interest, if any, on Securities of that series shall be payable;

                    (6) the period or periods within which,  the price or prices at which and the terms and conditions upon which Securities of that series may be redeemed, in whole or in part, at the option of the Corporation, if such Securities are to be subject to redemption;

                    (7) the obligation,  if any, of the Corporation to redeem or purchase Securities of that series pursuant to any sinking fund or analogous provisions or at the option of a holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of that series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                    (8) if other than  denominations  of $1,000 and any integral multiple thereof are to be authorized. the denominations in which Securities of that series shall be issuable;

                    (9) if other than the principal amount thereof,  the portion of the principal amount of Securities of that series which shall be payable upon a declaration of acceleration of the maturity thereof pursuant to Section 7.01;

                    (10) if any of such  Securities are to be issuable in global form, (i) when any of such Securities are to be issuable in global form; (ii) whether beneficial owners of interests in any such global Security may exchange such interests for Securities of the same series and of like tenor and of any authorized form and denomination, and the circumstances under which any such exchange may occur, if other than in the manner specified in
               Section 3.04 hereof, and (iii) the name of the Depositary with respect to any global Security, provided that a Depositary must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation; and

                  (11) any other terms of that series.

     SECTION 3.02. Denominations, Dates, Interest Payment and Record Dates, and Place of Payment. In the absence of any provision to the contrary with respect to the Securities of any particular series, the Securities shall be issuable as registered Securities without coupons in the denominations of $1,000 and any multiple of $1,000. Every Security shall be dated the date of its authentication and shall bear interest, if any, from the date specified in the Board Resolution authorizing the issuance thereof.

     The person in whose name any Security is registered at the close of business on any record date (as hereinafter in this Section 3.02 defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Security upon any registration of transfer or exchange subsequent to the record date and prior to such interest payment date; provided, however, that if and to the extent the Corporation shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names outstanding Securities are registered at the close of business on a subsequent record date established by notice given by mail by or on behalf of the Corporation to the holders of Securities not less than 15 days preceding such subsequent record date, such record date to be not less than five days preceding the date of payment of such defaulted interest. As used in this
Section 3.02, the term "record date" for the interest payable on any Security on any interest payment date (except a date for payment of defaulted interest) shall mean the date, if any, specified in such Security as the "record date" for the interest payable on such Security on any interest payment date for such Security (except a date for payment of defaulted interest on such Security).

     In the absence of any provision to the contrary with respect to the Securities of any particular series, payment of principal of (and premium, if any) and interest, if any, on the Securities of all series shall be made at the Principal Office of the Trustee, or at any agency to be maintained by the Corporation for such purpose; provided, however, that payments of installments of interest, if any, on such Securities may be made at the option of the Corporation by check mailed to the addresses of the persons entitled thereto as such addresses appear in the Security register provided for in Section 3.04.

     SECTION 3.03. Execution of Securities. The Securities shall be signed in facsimile in the name and on behalf of the Corporation by the Chairman of the Board, Chief Executive Officer, Vice Chairman, President or any Vice President of the Corporation, under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise), attested by its Secretary or an Assistant Secretary. Only such Securities as shall bear thereon a certificate of authentication substantially in the form set forth in Section 2.02, executed by the Trustee, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Corporation shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

     In case any officer of the Corporation who shall have signed any of the Securities, shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Corporation, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities had not ceased to be such officer of the Corporation; and any Security may be signed on behalf of the Corporation by such persons as, at the actual date of the execution of such Security shall be the proper officers of the Corporation, although at the date of the execution of this Indenture any such person was not such an officer.

     SECTION 3.04. Exchange and Registration of Transfer of Securities. Securities of any series may be exchanged for an equal aggregate principal amount of Securities of other authorized denominations of the same series. Securities to be exchanged shall be surrendered at the Principal Office of the Trustee or at any agency to be maintained by the Corporation for such purpose, as provided in Section 5.02, and the Corporation shall execute and register, and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive.

     The Corporation shall keep at the Principal Office of the Trustee a register in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for registration of Securities and registration of transfers of Securities as in this Article Three provided. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times with reasonable prior notice such register shall be open for inspection by the Trustee and the Corporation. The Trustee is hereby appointed Security registrar for the purpose of registering Securities and registering the
transfers  of  Securities  as herein  provided.    Upon  due   presentment  for
registration of transfer of any Security of a particular series at such office or agency and compliance in full with the conditions of this Section 3.04, the Corporation shall execute, the Security registrar shall register, and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series for an equal aggregate principal amount.

     All Securities presented for registration of transfer or for exchange or payment shall (if so required by the Corporation or the Security registrar) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation and the Security registrar duly executed by, the holder or his attorney duly authorized in writing.

     No service charge shall be made for any exchange or registration of transfer of Securities, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     Unless otherwise specified with respect to the Securities of a specific series as contemplated by Section 3.01(10), if at any time a Depositary for any Securities of a series issued in global form notifies the Corporation that it is unwilling or unable to continue as Depositary for such Securities or if at any time a Depositary for any Securities of such series issued in global form shall no longer be eligible under the last clause of Section 3.01(10), the Corporation shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for such Securities is not appointed by the Corporation within 90 calendar days after the Corporation receives such notice or becomes aware of such ineligibility, or if an Event of Default with respect to such Securities has occurred and is continuing, such Securities shall, notwithstanding the terms of the Securities of such series established pursuant to Section 3.01(10), no longer be issued in global form and the Corporation will execute, and the Trustee, upon receipt of the Corporations written order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, in exchange for such global Security from the
Depositary, Securities of such series in definitive form in authorized denominations, in an aggregate principal amount equal to the principal amount of each global Security previously delivered to such Depositary and having like terms and conditions.

     The Corporation may at any time and in its sole discretion determine that the Securities of any series issued in the form of a global Security shall no longer be represented by such global Security. In such event the Corporation will execute, and the Trustee, upon receipt of the Corporation's written order for the authentication and delivery of definitive Securities of such series, will authenticated and deliver, in exchange for such global Security, Securities of such series in definitive form in authorized denominations, in an aggregate principal amount equal to the principal amount of the Securities no longer to be represented by such global Security and having like terms and conditions.

          If specified by the Corporation with respect to a series of Securities pursuant to Section 3.01(10), the Depositary for any Securities of such series represented by a global Security may surrender such global Security in exchange in whole or in part for definitive Securities of such series having like terms and conditions and in definitive form on such terms as are acceptable to the Corporation and such Depositary. At such Depositary's request the Corporation shall thereupon execute, and the Trustee shall authenticate and deliver, (i) to each person specified by such Depositary a new definitive Security or Securities of the same series, having like terms and conditions and in any authorized denomination as requested by such person in aggregate principal amount equal to and in exchange for such person's beneficial interest in the global Security so surrendered and (ii) to such Depositary a new global Security which is of like terms and conditions and in a denomination equal to the difference, if any, between the principal amount of the surrendered global Security and the aggregate principal amount of definitive Securities delivered to each such person as provided in clause(i).

         Such Securities in definitive form issued pursuant to the preceding paragraphs of this Section 3.04 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants, or otherwise, shall instruct the Corporation. After authentication, the Trustee shall deliver such definitive Securities to the persons in whose names such Securities are so registered.

     SECTION 3.05. Mutilated, Destroyed, Lost or Stolen Securities. In case any temporary or permanent Security shall become mutilated or be destroyed, lost or stolen, the Corporation in its discretion may execute, and upon the Corporation's written request the Trustee shall authenticate and deliver, a new Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Corporation, to the Security registrar, any paying agent and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Corporation, to the Security registrar, to any paying agent and to the

Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

The Trustee may authenticate any substituted Security and deliver the same upon the written request or authorization of any officer of the Corporation. Upon the issuance of any substituted Security, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses, including counsel fees of the Corporation, the Trustee, any paying agent or Security registrar connected therewith. In case any Security which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Corporation may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Corporation, to the Security registrar, any paying agent and to the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Corporation, the Security registrar and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

Every  substituted  Security  issued  pursuant to the provisions of this Section
3.05 by virtue of the fact that any Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Security shall be enforceable at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude to the extent permitted by law any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     SECTION 3.06. Temporary Securities. Pending the preparation of permanent Securities of any series, the Corporation may execute and the Trustee shall authenticate and deliver temporary Securities (printed or lithographed) of such series. Temporary Securities of any series shall be issuable in any authorized denomination, and substantially in the form of the permanent Securities of such series, but with such omissions, insertions and variations as may be appropriate for temporary Securities of such series, all as may be determined by the Corporation. Every such temporary Security shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the permanent Securities of such series. Without unreasonable delay the Corporation will execute and deliver to the Trustee permanent Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor at the Principal Office of the Trustee or at any agency to be maintained by the Corporation for such purpose as provided in
Section 5.02, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of permanent Securities of such series. Such exchange shall be made by the Corporation at its own expense and without any charge therefor except that the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under, and be subject to the terms and conditions of, this Indenture as permanent Securities of the same series authenticated and delivered hereunder.

     SECTION 3.07. Cancellation of Securities Paid, etc. All Securities surrendered for the purpose of payment, exchange or registration of transfer shall, if surrendered to the Corporation or any agent for exchange and registration of transfer, be surrendered to the Trustee for cancellation and promptly cancelled by it, or, if surrendered to the Trustee, shall be promptly cancelled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of such cancelled securities in its customary manner. If the Corporation shall acquire any of the Securities, however, such acquisition shall not operate as a satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation.

     SECTION 3.08 CUSIP Numbers. The Corporation in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Corporation will promptly notify the Trustee of any change in the "CUSIP"numbers.

                                  ARTICLE FOUR
                            REDEMPTION OF SECURITIES

     SECTION 4.01. Applicability of This Article. Redemption of Securities (whether by operation of a sinking fund or otherwise) as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article; provided, however, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern. Except as otherwise set forth in the form of Security for such series, each Security shall be subject to partial redemption only in the amount of $1,000 or integral multiples of $1,000.

     SECTION 4.02. Election to Redeem: Notice to Trustee. The election of the Corporation to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Corporation of less than all of the Securities of any particular series, the Corporation shall, at least 45 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee of such date and of the principal amount of Securities of that series to be redeemed.

     SECTION 4.03. Selection of Securities to be Redeemed. If less than all the Securities of a particular series are to be redeemed, the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair (which may be by lot), the Securities or portions thereof of such series to be redeemed. The Trustee shall promptly notify the Corporation in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

     SECTION 4.04. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not later than the thirtieth day, and not earlier than the sixtieth day, prior to the date fixed for redemption, to each holder of Securities to be redeemed, at his address as it appears on the registry books of the Corporation.

     With respect to Securities of each series to be redeemed, each notice of redemption shall state:

     (1) the identity of the securities, including cusip numbers.

     (2) the date fixed for redemption for Securities of such series;

     (3) the redemption price at which Securities of such series are to be redeemed;

     (4) if less than all outstanding Securities of such particular series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed;

     (5) that on the date fixed for redemption, the redemption price at which such Securities are to be redeemed will become due and payable upon each such Security or portion thereof, and that interest thereon, if any, shall cease to accrue on and after said date;

     (6) the place or places where such Securities are to be surrendered for payment of the redemption price at which such Securities are to be redeemed; and


     (7) that the redemption is for a sinking fund, if such is the case.


     Notice of redemption of Securities to be redeemed at the election of the Corporation shall be given by the Corporation or, at the Corporation's request, by the Trustee in the name and at the expense of the Corporation. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

     SECTION 4.05. Deposit of Redemption Price. Prior to or on the redemption date specified in the notice of redemption given as provided in Section 4.04, the Corporation will deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the applicable redemption price, such deposit will be made before the deadline with which the Trustee or any paying agent must settle with the Depository Trust Company, if applicable.

     SECTION 4.06. Payment of Securities Called for Redemption. If any notice of redemption has been given as provided in Section 4.04, the Securities or portions of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price. On presentation and surrender of such Securities at a place of payment in said notice specified, the said Securities or the specified portions thereof shall be paid and redeemed by the Corporation at the applicable redemption price.

     Upon presentation of any Security redeemed in part only, the Corporation shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Corporation, a new Security or Securities of the same series, of authorized denominations. in aggregate principal amount equal to the unredeemed portion of the Security so presented.

     Section 4.07. Delegation of Duties by Trustee. Except in regard to Section 4.03, any reference in this Article to the Trustee with respect to its duties in regard to the redemption of any Securities shall be deemed to also include any entity designated by the Corporation with the written consent of the Trustee to act as its agent for the performance of all or any of its duties under this Article.

                                  ARTICLE FIVE
                     PARTICULAR COVENANTS OF THE CORPORATION

     SECTION 5.01. To Pay Principal (and Premium if any) and Interest. The Corporation will duly and punctually pay, or cause to be paid, the principal of (and premium, if any) and interest, if any, on each and every Security at the times and place and in the manner provided herein and in such Securities. Interest upon Securities shall be payable without presentment of such Securities, and only to or upon the written order of the registered holders thereof determined as provided in Section 3.02. The Corporation shall have the right to require a Securityholder, in connection with the payment of the principal of (and premium, if any) or interest, if any, on a Security, to present at the office or agency of the Corporation at which such payment is made a certificate, in such form as the Corporation may from time to time prescribe, to enable the Corporation to determine its duties and liabilities with respect to any taxes, assessments or governmental charges which it may be required to deduct or withhold therefrom under any present or future law of the United States of America or of any state, county, municipality or taxing or withholding authority therein, and the Corporation shall be entitled to determine its duties and liabilities with respect to such deduction or withholding on the basis of information contained in such certificate or, if no such certificate shall be so presented, on the basis of any presumption created by any such law, and shall be entitled to act in accordance with such determination.

     SECTION 5.02. To Maintain Office or Agency. So long as any Securities remain outstanding, the Corporation will maintain an office or agency where the Securities may be presented for payment, where the Securities may be presented for registration of transfer and exchange as in this Indenture provided and where notices or demands to or upon the Corporation in respect of the Securities or of this Indenture may be served. The Corporation hereby initially appoints the Trustee as its agent for all such purposes until otherwise designated by the Corporation in a written notice to the Trustee, the office or agency for all such purposes shall be the Principal Office of the Trustee. In case the Corporation shall at any time designate a different office or agency for such purposes, but shall fail to maintain such office or agency, or shall fail to give notice to the Trustee of any change in the location thereof, presentation and demand may be made and notices may be served, in respect of the Securities or of this Indenture, at the Principal Office of the Trustee, and the Corporation hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

     In addition to any such office or agency the Corporation may from time to time constitute and appoint one or more paying agents for the payment of such Securities, in one or more other cities, and may from time to time rescind such appointments, as the Corporation may deem desirable or expedient.

     SECTION 5.03. To Fill a Vacancy in the Office of Trustee. The Corporation, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Article Eight, a Trustee, so that there shall at all times be a Trustee hereunder.

     SECTION 5.04. Appointment of Paying Agents; Money for Security Payments to Be Set Aside in Trust; Transfer or Moneys Held by Paying Agents. (a) If as to any series of Securities, the Corporation shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such paying agent shall agree with the Trustee, subject to the provisions of this Section 5.04:

          (1) that it will hold all sums held by it as such paying agent for the payment of the principal of (and premium, if any) or interest, if any, on such Securities in trust for the benefit of the holders of the Securities entitled thereto, or for the benefit of the Trustee, as the case may be, until such sums shall be paid out to such holders or otherwise as herein provided;

          (2) that it will give the Trustee notice of any failure by the Corporation in the making of any deposit with such paying agent for the payment of principal of (and premium, if any) or interest, if any, on such Securities which shall have become payable and of any default by the Corporation in making any payment of the principal of (and premium, if any) or interest on such Securities when the same shall be due and payable, and

          (3) that it will at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

     (b) If the Corporation shall act as its own paying agent as to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest, if any, on such Securities, set aside and hold in trust for the benefit of the holders of such Securities entitled thereto a sum sufficient (together with any sums deposited with any other paying agent for such purpose) to pay such principal (and premium, if any) or interest, if any, so becoming due and will notify in writing the Trustee of any, failure by it to take such action. Whenever the Corporation shall have one or more paying agents with respect to any particular series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest if any on the Securities, deposit with a paying agent a sum sufficient to pay such principal (and premium, if any) or interest so becoming due, such sums to be held in trust for the benefit of the holders of such Securities entitled thereto, and (unless the paying agent is the Trustee) the Corporation will notify in writing the Trustee of failure by it to take such action.

     (c) Anything in this Section 5.04 to the contrary notwithstanding, the Corporation may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture, or for any other purpose, pay or cause to be paid to the Trustee all sums held in trust by the Corporation or any paying agent as required by this Section 5.04, such sums to be held by the Trustee upon the trusts herein contained.

     (d) Anything in this Section 5.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.04 is subject to the provisions of Sections 13.03 and 13.04.

     SECTION 5.05. Maintenance of Corporate Existence, Rights and Franchises. So long as any of the Securities shall be outstanding, the Corporation will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises to carry on its business; provided that nothing in this Section 5.05 shall prevent (i) any consolidation or merger of the Corporation, or any sale or conveyance of all or substantially all its property and assets, permitted by Article Twelve, or (ii) the liquidation or dissolution of the Corporation after a sale or conveyance of all or substantially all its property and assets permitted by Article Twelve.

     SECTION 5.06. Certificate as to No Default. The Corporation hereby agrees to deliver to the Trustee, within 120 days after the end of each fiscal year of the Corporation, commencing with the fiscal year ending December 31, 1999, an Officers' Certificate, which need not comply with the provisions of Section 16.05, to the effect that, to the knowledge of the signers thereof, the Corporation is in compliance with all conditions and covenants under this Indenture and is not in default under any provision of this Indenture or, if such signers have knowledge of any such default, stating the same and the nature and status thereof.

     SECTION 5.07 Calculation of Original Issue Discount. If the Corporation has any Outstanding Securities issued with original issue discount that are outstanding during any calendar year, the Corporation shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                  ARTICLE SIX
              SECURITYHOLDERS LISTS AND REPORTS BY THE CORPORATION
                                AND THE TRUSTEE

     SECTION 6.01. Securityholder Lists. The Corporation covenants and agrees that, with respect to each series of Securities, it will furnish or cause to be furnished to the Trustee, (a) semiannually, not less than 45 days nor more than 60 days after (i) each record date for the payment of interest on any interest payment date (except a date for payment of defaulted interest) in the case of interest-bearing Securities or (ii) the last business day of each June and December in the case of non-interest-bearing Securities, and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Corporation of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Securities of such series as of a date not more than 15 days prior to the time such information is furnished; provided, however, that if the Trustee shall be the Security registrar, such list shall not be required to be furnished.

     SECTION 6.02. Intentionally Omitted

     SECTION 6.03. Reports by the Corporation. (a) The Corporation covenants and agrees to file with the Trustee within 30 days after the Corporation is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Corporation may be required to file with said Commission pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Corporation is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustees receipt of such shall not constitute constructive notice of any information contained there or determinable from information contained therein including the Corporation's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers Certificates.)

     (b) The Corporation covenants and agrees to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Corporation with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained there or determinable from information contained therein, including the Corporation's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates.)

     (c) The Corporation covenants and agrees to transmit by mail to all holders of Securities, as the names and addresses of such holders appear upon the registry books of the Corporation, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Corporation pursuant to subsection (a) or (b) of this Section
6.03 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.

     SECTION 6.04. Reports by the Trustee. (a) On or before October 1, 1999, and on or before October 1 in every year thereafter, so long as any Securities are outstanding hereunder, the Trustee, if required by the Trust Indenture Act of 1939, shall transmit to the Securityholders for which it is acting as Trustee, a brief report dated as of the preceding September 1 with respect to:

          (1) its eligibility  under Section 8.09, and its  qualification  under
     Section 8.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such Sections, a written statement to such effect;

          (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities with respect to which it is acting as Trustee, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to state such advances if such advances so remaining unpaid aggregate not more than one-half of one percent of the principal amount of such Securities outstanding on the date of such report;

          (3) the amount, interest rate, and the maturity date of all other indebtedness owing by the Corporation (or by any other obligor on such Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in paragraph (2), (3), (4) or
     (6) of subsection (b) of Section 8.13;

          (4) the property and funds, if any, physically in the possession of the Trustee, as such, at the date of such report;

          (5) any additional issue of Securities with respect to which it is acting as Trustee which it has not previously reported; and

          (6) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects such Securities, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 7.08.

          (b) The Trustee shall transmit to the Securityholders with respect to which it is acting as Trustee, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such), since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section 6.04 (or, if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities with respect to which it is acting as Trustee on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate ten percent or less of the principal amount of such Securities outstanding at such time, such report to be transmitted within ninety days after such time.

     (c) Reports pursuant to this Section 6.04 shall be transmitted by first class mail, postage prepaid to all holders of Securities as the names and addresses of such holders appear upon the registry books of the Corporation.

     (d) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange upon which the Securities with respect to which it is acting as Trustee are listed and also with the Securities and Exchange Commission. The Corporation will notify the Trustee when and as such Securities become listed on any stock exchange or delisted therefrom.

                                  ARTICLE SEVEN
                   EVENTS OF DEFAULT; REMEDIES OF THE TRUSTEE
                               AND SECURITYHOLDERS

     SECTION 7.01. Events of Default; Remedies. The occurrence of any of the following events shall constitute an Event of Default hereunder with respect to any particular series of Securities:

          (a) default in the due and punctual payment of any installments of interest upon any of the Securities of that series as and when the same shall become due and payable and continuance of such default for a period of 30 days: or

          (b) default in the due and punctual payment of the principal of (or premium, if any, on) any of the Securities of that series as and when the same shall become due and payable either at maturity, by declaration as authorized by this Indenture, or otherwise; or

          (c) failure on the part of the Corporation duly to observe or perform any other of the covenants or agreements on the part of the Corporation set forth in the Securities of that series or in this Indenture (other than those set forth exclusively in the terms of Securities of any series other than that series) continued for a period of sixty days after there has been given, by registered or certified mail, to the Corporation by the Trustee, or to the Corporation and the Trustee by the holders of at least thirty-three percent in principal amount of the Securities of that series at the time outstanding, a written notice specifying such failure and requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (d) the entry of a decree or order by a court having jurisdiction in the premises granting relief in respect of the Corporation in an involuntary case under the Federal Bankruptcy Code adjudging the Corporation a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Corporation under the Federal Bankruptcy Code or any other applicable Federal or State law, or appointing a receiver, liquidator, custodian, assignee, trustee, sequestrator (or other similar official) of the Corporation, or of any substantial part of the respective properties of either, or ordering the winding up or liquidation of the affairs of either, and the continuance of any such decree or order unstayed and in effect for a period of 120 days; or

          (e) the institution by the Corporation of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Corporation to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Corporation of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by the Corporation to the filing of any such petition or to the appointment of a receiver, liquidator, custodian, assignee, trustee, sequestrator (or other similar official) of the Corporation, or of any substantial part of the respective properties of either, or the making by the Corporation of an assignment for the benefit of creditors, or the admission by the Corporation in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Corporation in furtherance of any such action.

     In case one or more of the Events of Default specified above shall have occurred and be continuing with respect to any particular series of Securities, then and in each and every such case, unless the principal of all of the Securities of that series shall have already become due and payable, either the Trustee or the holders of not less than thirty-three percent in aggregate principal amount of the Securities of that series then outstanding hereunder, by notice in writing to the Corporation (and to the Trustee if given by Securityholders), may declare the principal or, in the case of Discounted Securities, such amount of principal as may be provided for in such Securities, of all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of that series contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after such principal or such amount of principal, as the case may be, shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Corporation shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Securities of that series and the principal of (and premium, if any, on) any and all Securities of that series which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal (and premium, if any) at the rate of interest (or, in the case of Discounted Securities, at the Yield to Maturity) borne by such Securities, to the date of such payment or deposit) and the expenses of the Trustee, and any and all defaults under this Indenture with respect to the Securities of the series, other than the nonpayment of principal of (and premium, if any) and accrued interest on the Securities of that series which shall have become due by acceleration shall have been remedied-then and in every such case the holder of a majority in aggregate principal amount of the Securities of that series then outstanding, by written notice to the Corporation and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case the Corporation and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Corporation and the Trustee shall continue as though no such proceeding had been taken.

     SECTION 7.02. Payment of Securities on Default; Suit Therefor. The Corporation covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Securities of any series as and when the same shall become due and payable, and such default shall have continued for a period of thirty days, or (b) in case default shall be made in the payment of the principal of (or premium, if any, on) any of the Securities of any series as and when the same shall have become due and payable, whether at maturity of the Securities of that series or by declaration or otherwise, then, upon demand of the Trustee, the Corporation will pay to the Trustee, for the benefit of the holders of such Securities, the whole amount that then shall have become due and payable on all such Securities for principal (and premium, if any) or interest, if any, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate of interest (or the Yield to Maturity in the case of Discounted Securities) borne by the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred, and all advances made, by the Trustee hereunder other than through its negligence or willful misconduct.

     In case the Corporation shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Corporation or any other obligor on such Securities and collect in the manner provided by law out of the property of the Corporation or any other obligor on such Securities wherever situated the moneys adjudged or decreed to be payable.

     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Corporation or any other obligor on the Securities of any series under the Federal Bankruptcy Code or any other applicable law, or in case a receiver, custodian or trustee shall have been appointed for the property of the Corporation or such other obligor, or in the case of any similar judicial proceedings relative to the Corporation or other obligor upon such Securities, or to the creditors or property of the Corporation or such other obligor, the Trustee, irrespective of whether the principal of such Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims, for the whole amount of principal (and premium, if any) and interest, if any owing and unpaid in respect of such Securities, and in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of such Securities allowed in such judicial proceedings relative to the Corporation or any other obligor on such Securities, its or their creditors, or its or their property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, custodian, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the
Securityholders, to pay to the Trustee any amount due it for compensation and expenses, including counsel fees incurred by it up to the date of such distribution.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof in any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the

Securities in respect of which such judgment has been recovered.

     SECTION 7.03. Application of Moneys Collected by Trustee. Any moneys collected by the Trustee shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses of collection and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or willful misconduct;

          SECOND: In case the principal of the outstanding Securities in respect of which moneys have been collected shall not have become due and be unpaid, to the payment of interest, if any, on such Securities, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate of interest (or the Yield to Maturity in the case of Discounted Securities) borne by such Securities, such payments to be made ratably to the persons entitled thereto;

          THIRD: In case the principal of the outstanding Securities in respect of which moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon such Securities for principal (and premium, if any) and interest, if any, with interest on the overdue principal (and premium, if any) and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate of interest (or the Yield to Maturity in the case of Discounted Securities) borne by such Securities; and in case such moneys shall be insufficient to pay in full the whole amounts so due and unpaid upon such Securities, then to the payment of such principal (and premium, if any) and interest without preference or priority of principal (and premium, if any) over interest, or of interest over principal (and premium, if any) or of any installment of interest over any other installment of interest, or of any such Security over any other such Security, ratably to the aggregate of such principal (and premium, if any) and accrued and unpaid interest; and,

          FOURTH: To the payment of the remainder, if any, to the Corporation, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

     SECTION 7.04. Proceedings by Securityholders. No holder of any Security of any series shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to a Responsible Officer of the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than twenty-five percent in aggregate principal amount of the Securities of that series then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable security or indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities of that series shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the right of any other holder of such Securities, or to obtain or seek to obtain priority over or preference to any such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of that series.

     Notwithstanding any other provisions in this Indenture, the right of any holder of any Security to receive payment of the principal of (and premium, if any) and interest, if any, on such Security, on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected without the consent of such holder.

     SECTION 7.05. Proceedings by Trustee. In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     SECTION 7.06. Remedies Cumulative and Continuing. All powers and remedies given by this Article Seven to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 7.04, every power and remedy given by this Article Seven or by law to the Trustee or to the Securityholders may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the Securityholders.

     SECTION 7.07. Direction of Proceedings and Waiver of Defaults By Majority of Securityholders. The holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding determined in accordance with Section 9.04 shall have the right to direct the time, method, and place of conducting any proceedings for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of that series; provided, however, that (subject to the provisions of Section 8.01) the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by a trust committee of Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of the Securities of any series, the holders of a majority in aggregate principal amount of the Securities determined in accordance with Section 9.04 of that series at the time outstanding may on behalf of the holders of all Securities of that series waive any past default or Event of Default hereunder and its consequences except a default in the payment of the principal of (or premium, if any) or interest on the Securities of that series. Upon any such waiver the Corporation, the Trustee and the holders of such Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.07, said default or Event of Default shall for all Purposes of the Securities of such series and this Indenture with respect to such Securities be deemed to have been cured and to be not continuing.

     SECTION 7.08. Notice of Defaults. The Trustee shall, within ninety days after the occurrence of a default with respect to the Securities of any series, mail to all holders of such Securities, as the names and addresses of such

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

holders appear upon the registry books of the Corporation, notice of all defaults actually known to a Responsible Officer of the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section 7.08 being hereby defined to be the events specified in clauses (a), (b), (c), (d) and (e) of Section 7.01, not including periods of grace, if any, provided for therein and irrespective of the giving of the notice specified in clause (c) of Section 7.01); provided that, except in the case of default in the payment of the principal of (or premium, if any) or interest, if any, on any such Securities, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers in good faith determines that the withholding of such notice is in the interests of the holders of such Securities.

     SECTION 7.09. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 7.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than ten percent in principal amount of the Securities outstanding of any series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Security against the Corporation on or after the due date expressed in such Security.

                                  ARTICLE EIGHT
                             CONCERNING THE TRUSTEE

     SECTION 8.01. Duties and Responsibilities of Trustee. With respect to the Securities of any particular series the Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) with respect to the Securities of any particular series the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.


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

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

          (a) prior to the occurrence of an Event of Default with respect to the Securities of any particular series and after the curing or waiving of all Events of Default with respect to the Securities of any particular series which may have occurred:

               (1) the duties and obligations of the Trustee with respect to the Securities of such series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein);

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Securities of any particular series at the time outstanding determined as provided in Section 9.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

          (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 8.02. Reliance on Documents, Opinions, etc. Subject to the provisions of Section 8.01

          (a) the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Corporation mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a Board Resolution;

          (c) the Trustee may consult with counsel of its own selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

          (e) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (f) prior to the occurrence of an Event of Default with respect to the Securities of any particular series hereunder and after the curing or waiving of all Events of Default with respect to the Securities of such

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

     series, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of not less than a majority in principal amount of the Securities of such series then outstanding; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity satisfactory to it against such expense or liability as a condition to so proceeding; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

          (h) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust office of the Trustee, and such notice references the Securities and this Indenture; and

          (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

     SECTION 8.03. No Responsibility for Recitals, etc. The recitals contained herein and in the Securities (except in the Trustee's certificate of authentication) shall be taken as the statements of the Corporation, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or the Securities. The Trustee shall not be accountable for the use or application by the Corporation of any Securities or the proceeds of any Securities authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

     SECTION 8.04. Trustee, Paying Agent or Registrar May Own Securities. The Trustee or any paying agent or Security registrar, in its individual or any

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

other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security registrar.

     SECTION  8.05.  Moneys to Be Held in Trust.  Subject to the  provisions  of
Section 13.04, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received by it hereunder except such as it may agree in writing with the Corporation to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Corporation, signed by any one of the Chairman of the Board, the Chief Executive Officer, the Vice Chairman, the President, a Vice President, the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Corporation.

     SECTION 8.06. Compensation and Expenses of Trustee. The Corporation covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation as shall be agreed upon from time to time in writing (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Corporation will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or willful misconduct. The Corporation also covenants to indemnify the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, claim, damage, liability or expense incurred without negligence or willful misconduct on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Corporation under this Section 8.06 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall have a prior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities The provisions of this section shall survive the termination of this Indenture.

     SECTION 8.07. Officers Certificate as Evidence. Subject to the provisions of Section 8.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be

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

proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

     SECTION 8.08. Conflicting Interest of Trustee. (a) If the Trustee has or shall acquire any conflicting interest with respect to the Securities of any series, as defined in the Trust Indenture Act of 1939. It shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect prescribed by the Trust Indenture Act of 1939.

     SECTION 8.09. Eligibility of Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any State or Territory thereof or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million dollars and subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.10.

     SECTION 8.10. Resignation or Removal of Trustee. (a) The Trustee may at any time resign with respect to the Securities of one or more series by giving written notice of such resignation to the Corporation and by mailing notice thereof to the holders of Securities of such series at their addresses as they shall appear on the registry books of the Corporation. Upon receiving such notice of resignation, the Corporation shall promptly appoint a successor trustee or trustees with respect to the Securities of such series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to each successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within sixty days after the mailing of such notice of

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

resignation to the Securityholders of such series, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities of such series for at least six months may, subject to the provisions of Section 7.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b) In case at any time any of the following shall occur:

          (1) the Trustee shall fail to comply with the provisions of subsection
     (a) of Section 8.08 after written request therefor by the Corporation or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, or

          (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.09 and shall fail to resign after written request therefor by the Corporation or by any such Securityholder, or

          (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Corporation may remove the Trustee with respect to to all Securities and appoint a successor trustee or trustees by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to each successor trustee, or, subject to the provisions of Section 7.09, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee or trustees. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee or trustees.

     (c) The holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding may at any time remove the Trustee with respect to such series and nominate a successor trustee.

     (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 8.10 shall

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

become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

     SECTION 8.11. Acceptance by Successor Trustee. In the case of the appointment hereunder of a successor trustee with respect to all Securities, any successor trustee so appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Corporation and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein: nevertheless, on the written request of the Corporation or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Corporation, the predecessor trustee and each successor trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to vest in, or confirm to, each successor trustee all the rights, powers, duties and obligations of the predecessor trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (2) if the predecessor trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, duties and obligations of the predecessor trustee with respect to the Securities of that or those series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and (3) shall add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the predecessor trustee shall become effective to the extent provided therein and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of the predecessor trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates; but, nevertheless, on the written request of the Corporation or any successor trustee, such predecessor trustee shall, upon payment of any amounts then due pursuant to Section 8.06 hereof, duly assign, transfer and deliver to such successor trustee all property and money held by such predecessor trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates. Upon request of any such successor trustee, the Corporation shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor trustee all such rights, powers and trusts referred to in the two preceding sentences. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 8.06.

     No successor  trustee shall accept  appointment as provided in this Section
8.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 8.08 and eligible under the provisions of Section 8.09.

     Upon  acceptance of appointment by a successor  trustee as provided in this
Section 8.11, the Corporation shall mail notice of the succession of such trustee hereunder to all holders of Securities of the series affected as the names and addresses of such holders appear on the registry books of the Corporation. If the Corporation fails to mail such notice in the prescribed manner within 30 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Corporation.

     SECTION 8.12. Succession by Merger, etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the

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

right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     SECTION 8.13. Trustees Application for Instructions from The Corporation. The Trustee may apply in writing, sent by registered or certified mail, for instructions from the Corporation regarding actions to be taken or omitted under the Indenture, and as part of the application, the Trustee may set forth the action proposed to be taken or omitted by it, and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the corporation actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.


                                  ARTICLE NINE
                         CONCERNING THE SECURITYHOLDERS

     SECTION 9.01. Action by Securityholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced, subject to Section 10.07, (a) by any instrument or any number of instruments of similar tenor executed by holders of such Securities in person or by agent or proxy appointed in writing, or (b) by the record of the holders of such Securities voting in favor thereof at any meeting of holders of such Securities duly called and held in accordance with the provisions of Article Ten, or (c) by a combination of such instrument or instruments and any such record of such a meeting of holders of such Securities.

     SECTION 9.02. Proof of Execution by Securityholders. Subject to the provisions of Sections 8.01, 8.02 and 10.05, proof of the execution of any instruments by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the registry books of

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

the Corporation or by a certificate of the Security registrar.

     The record of any Securityholders' meeting shall be proved in the manner provided in Section 10.06.

     SECTION 9.03. Who Are Deemed Absolute Owners. The Corporation, the Trustee, any paying agent and any Security registrar may deem the person in whose name any Securities shall be registered upon the registry books of the Corporation to be, and may treat such person as, the absolute owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of or on account of the principal of (and premium, if any) and interest, if any, on such Security and for all other purposes; and neither the Corporation nor the Trustee nor any paying agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order shall be valid, and, to the extent of the sum or sums so paid, effective to satisfy and discharge the liability for moneys payable upon any such Security.

     No holder of any beneficial interest in any global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such global Security, and such Depositary may be treated by the Corporation, the Trustee, any paying agent and any agent of the Corporation or the Trustee as the owner of such global Security for all purposes whatsoever. None of the Corporation, the Trustee, any paying agent or any Security registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records related to such beneficial ownership interests.

     SECTION 9.04. Corporation-Owned Securities Disregarded. In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Corporation or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 9.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee

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

is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

     SECTION 9.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security the serial number of which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 9.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security and of any Security issued in exchange or substitution therefore, irrespective of whether or not any notation in regard thereto is made upon such Security.

                                   ARTICLE TEN
                            SECURITYHOLDERS' MEETINGS

     SECTION 10.01. Purposes of Meetings. A meeting of holders of Securities of one or more series may be called at any time and from time to time pursuant to the provisions of this Article Ten for any of the following purposes:

          (1) to give any notice to the Corporation or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by such Securityholders pursuant to any of the provisions of Article Seven;

          (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Eight;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

          (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Securities of one or more series under any other provision of this Indenture or under applicable law.

     SECTION 10.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of holders of Securities of one or more series to take any action

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

specified in Section 10.01, to be held at such time and at such place, as the Trustee shall determine. Notice of every such meeting of the Securityholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities of each series affected at their addresses as they shall appear on the registry books of the Corporation. Such notice shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

     SECTION 10.03. Call of Meetings by Corporation or Securityholders. In case at any time the Corporation, pursuant to a Board Resolution, or the holders of at least ten percent in aggregate principal amount of the Securities of one or more series then outstanding, shall have requested the Trustee to call a meeting of Securityholders of Securities of such series, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Corporation or such Securityholders may determine the time and the place in said City of Baltimore for such meeting and may call such meeting to take any action authorized in Section 10.01, by mailing notice thereof as provided in Section 10.02.

     SECTION 10.04. Qualifications for Voting. To be entitled to vote at any meeting of holders of Securities of any series a person shall (a) be a holder of one or more Securities of such series or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Securities of such series. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Corporation and its counsel.

     SECTION 10.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as are necessary or as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Corporation or by the Securityholders as provided in Section 10.03, in which case the Corporation or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and

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

a permanent secretary of the meeting shall be elected by majority vote of the meeting.

     Subject to the provisions of Section 9.04, at any meeting each Securityholder or proxy shall be entitled to one vote for each $1,000 principal amount (in the case of Discounted Securities, such principal amount to be determined as provided in the definition of the term "outstanding") of Securities held or represented by such Securityholder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section
10.02 or 10.03 may be adjourned from time to time by a majority of those present. whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

     SECTION 10.06. Voting. The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballots on which shall be subscribed the signatures of the holders of Securities or of their representatives by proxy and the principal amount of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.02. The record shall show the principal amount of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Corporation and the other to the Trustee to be preserved by the Trustee.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     SECTION 10.07. Written Consent in Lieu of Meeting. The written authorization or consent of the requisite percentage of Securityholders herein provided, entitled to vote at any such meeting, evidenced as provided in Article Nine and filed with the Trustee shall be effective in lieu of a meeting of

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

Securityholders, with respect to any matter provided for in this Article Ten.

                                 ARTICLE ELEVEN
                             SUPPLEMENTAL INDENTURES

     SECTION 11.01. Supplemental Indentures Without Consent of Securityholders. The Corporation, when authorized by a resolution of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

          (a) to evidence the succession of another corporation to the Corporation, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Corporation pursuant to Article Twelve hereof;

          (b) to add to the covenants of the Corporation such further covenants, restrictions or conditions for the protection of the holders of the Securities as the Board of Directors and the Trustee shall consider to be for the protection of the holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

          (c) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities of the same series issued hereunder in fully registered form and to make all appropriate changes for such purpose;

          (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture or to make such other provisions in regard to matters or questions arising under this Indenture which shall not adversely affect the interest of the holders of the Securities;

          (e) to add to the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth, other conditions, limitations and restrictions thereafter to be observed; or

          (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Trusts hereunder by more than one Trustee, pursuant to the requirements of Section 8.11 hereof.

     The Trustee is hereby authorized to join with the Corporation in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any  supplemental  indenture  authorized by the  provisions of this Section
11.01 may be executed by the Corporation and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 11.02.

     SECTION 11.02. Supplemental Indentures with Consent of Securityholders. With the consent (evidenced as provided in Section 9.01) of the holders of not less than 66 2/3% in aggregate principal amount of the Securities of all series affected by such supplemental indenture (voting as one class) at the time outstanding, the Corporation, when authorized by a resolution of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of each such series; provided, however, that no such supplemental indenture shall extend the fixed maturity of any Security, or reduce the rate or change the method to be used in establishing the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discounted Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 7.01, or make the principal thereof or premium or interest thereon payable in any coin or currency other than that provided in such Securities, without the consent of the holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Securities of the series affected then outstanding. A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the holders of Securities of any other series.

     Upon the request of the Corporation, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Corporation in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Securityholders under this
Section 11.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     SECTION 11.03. Compliance with Trust Indenture Act; Effect of Supplemental Indenture. Any supplemental indenture executed pursuant to the provisions of this Article Eleven shall comply with the Trust Indenture Act of 1939, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Eleven, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Corporation and the holders of Securities of the series affected shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 11.04. Notation on Securities. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Eleven may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Corporation shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this

Indenture contained in any such supplemental indenture, may be prepared and executed by the Corporation, authenticated by the Trustee and delivered in exchange for the Securities then outstanding.

     SECTION 11.05. Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee. The Trustee, subject to the provisions of Sections 8.01 and 8.02, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Eleven.

                                 ARTICLE TWELVE
                         CONSOLIDATION, MERGER AND SALE

     SECTION 12.01. Corporation May Consolidate, etc., on Certain Terms. Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Corporation with or into any other corporation or corporations (whether or not affiliated with the Corporation), or successive consolidations or mergers in which the Corporation or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of all or substantially all the property of the Corporation to any other corporation (whether or not affiliated with the Corporation) authorized to acquire and operate the same; provided, however, and the Corporation hereby covenants and agrees, that upon any such consolidation, merger, sale or conveyance, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Corporation, shall be expressly assumed by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the corporation (if other than the Corporation) formed by such consolidation, or into which the Corporation shall have been merged, or by the corporation which shall have acquired such property.

     SECTION 12.02. Successor Corporation to Be Substituted. In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all of the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Corporation, such successor corporation shall succeed to and be substituted for the Corporation, with the same effect as if it had been named herein as the Corporation. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Constellation Energy Group, Inc. any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Corporation and delivered to the Trustee; and, upon the order of such successor corporation instead of the Corporation and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Corporation to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities of a particular series so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities of such series theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     Nothing contained in this Indenture or in any of the Securities shall prevent the Corporation from merging into itself any other corporation (whether or not affiliated with the Corporation) or acquiring by purchase or otherwise all or any part of the property of any other corporation (whether or not affiliated with the Corporation), provided that, immediately after such merger or acquisition, the Corporation shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Indenture to be kept or performed by it.

     SECTION 12.03. Opinion of Counsel to Be Given To Trustee. The Trustee, subject to Sections 8.01 and 8.02, shall receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance and any such assumption complies with the provisions of this Article.

                                ARTICLE THIRTEEN
                     SATISFACTION AND DISCHARGE OF INDENTURE

     SECTION 13.01. Discharge of Indenture. When (a) the Corporation shall deliver to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 3.05) and not theretofore cancelled, or (b) all the Securities not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year and the Corporation shall deposit with the Trustee or any paying agent, in trust, funds sufficient to pay at maturity all of the Securities (other than any Securities which shall have been mutilated, destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 3.05) not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest, if any, due or to become due to such date of maturity, but excluding, however, the amount of any moneys for the payment of the principal of (and premium, if any)

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or  interest,  if any, on the  Securities  (1)  theretofore  deposited  with the
Trustee or any paying agent and repaid by the Trustee or any paying agent to the Corporation in accordance with the provisions of Section 13.04, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Corporation shall also pay or cause to be paid all other sums payable hereunder by the Corporation, then this Indenture shall cease to be of further effect, and the Trustee, on demand of the Corporation accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 16.05 and at the cost and expense of the Corporation, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. The Corporation, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

     SECTION 13.02. Deposited Moneys to Be Held in Trust by Trustee. All moneys deposited with the Trustee or any paying agent pursuant to Section 13.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Corporation if acting as its own paying agent), to the holders of the particular Securities for the payment of which such moneys have been deposited with the Trustee, or any paying agent, of all sums due and to become due thereon for principal (and premium, if any) and interest.

     SECTION 13.03. Paying Agent to Repay Moneys Held. Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Securities (other than the Trustee) shall, upon demand of the Corporation, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

     SECTION 13.04. Return of Unclaimed Moneys. Any moneys deposited with or paid to the Trustee for payment of the principal of (or premium, if any) or interest on Securities of any series and not applied but remaining unclaimed by the holders of such Securities for two years after the date upon which the principal of (or premium, if any) or interest on such Securities, as the case may be, shall have become due and payable, shall on written request of the Corporation be repaid to the Corporation by the Trustee; and the holder of any of such Securities shall thereafter look only to the Corporation for any payment which such holder may be entitled to collect. Any reference to the Trustee in this Section 13.04 shall be deemed to also include any entity designated by the Corporation with the consent of the Trustee to act as its agent for the performance of all or any of its duties under this Section.


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                                ARTICLE FOURTEEN
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

     SECTION 14.01. Indenture and Securities Solely Corporate Obligations. No recourse for the payment of the principal of (or premium, if any) or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Corporation in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Corporation or of any successor corporation, either directly or through the Corporation or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

                                 ARTICLE FIFTEEN
                                  SINKING FUNDS

     SECTION 15.01. General. Any redemption of Securities of any series under any sinking fund as required or permitted by the terms of any Securities duly issued pursuant to this Indenture shall be made in accordance with such terms and this Article Fifteen.

     The Securities of any series may be subject to redemption pursuant to a sinking fund, in whole or in part, as set forth in the form of Security for such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 15.02 hereof. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

     SECTION 15.02. Satisfaction of Sinking Fund Payments with Securities. The Corporation (1) may deliver to the Trustee for cancellation outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Corporation pursuant to the terms of such Securities or

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through the application of permitted  optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

     SECTION 15.03. Redemption of Securities for Sinking Fund. Not less than sixty days prior to each sinking fund payment date for any series of Securities, the Corporation will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series as permitted by Section 15.02 and will also deliver to the Trustee any Securities to be so delivered if not theretofore delivered. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 4.03 and cause notice of the redemption thereof to be given in the manner provided in Section
4.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 4.05 and 4.06.

                                 ARTICLE SIXTEEN
                            MISCELLANEOUS PROVISIONS

     SECTION 16.01. Provisions Binding on Corporation's Successors. All the covenants, stipulations, promises and agreements in this Indenture contained by the Corporation shall bind its successors and assigns whether so expressed or not.

     SECTION 16.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Corporation shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Corporation.

     SECTION 16.03. Addresses for Notices, etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities on the Corporation may be given or served by being deposited postage prepaid in a post office letter box addressed (until another address is filed by the Corporation with the Trustee) to Constellation Energy Group, Inc., P.O. Box 1475, Baltimore, Maryland 21203,
Attention:  Treasurer.  Deliveries  by hand may be made by being  brought to the

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Corporation at, 39 W. Lexington Street,  Baltimore,  Maryland 21201,  Attention:
Treasurer. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Principal Office of the Trustee, addressed to the attention of its Corporate Trust Administration.

     SECTION 16.04. New York Contract. This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State.

     SECTION 16.05. Evidence of Compliance with Conditions Precedent. Upon any application or demand by the Corporation to the Trustee to take any action under any of the provisions of this Indenture, the Corporation shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinion contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     SECTION 16.06. Legal Holidays. In any case where the date of maturity of interest on or premium, if any on, or principal of the Securities is not a business day, then payment of such interest on or premium, if any on, or principal of the Securities need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on the date of maturity and no interest shall accrue for the period from and after such date of maturity.

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     SECTION 16.07.  Trust  Indenture Act to Control.  If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

     SECTION 16.08. Table of Contents, Headings, etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     SECTION 16.09. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     The Bank of New York, as Trustee, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions herein above set forth.

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     IN WITNESS  WHEREOF,  Constellation  Energy  Group,  Inc.  has caused  this
Indenture to be signed in its corporate name and acknowledged by its Chairman of the Board, its Chief Executive Officer, Vice Chairman, its President or one of its Vice Presidents and The Bank of New York, Trustee, has caused this Indenture to be signed by one of its authorized signatories, as of the day and year first written above.

                                         CONSTELLATION ENERGY GROUP, INC.


                                         By: /s/ David A. Brune
                                             -------------------
                                                  David A. Brune
                                                  Vice President

                                         THE BANK OF NEW YORK


                                         By: /s/ Mary Lewicki
                                             --------------------
                                                 Mary Lewicki
                                            Assistant Vice President







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